+Rule 3.8A
Appendix 3C
Notification of buy-back
Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.
*Denotes minimum information required for first lodgement of this form, with exceptions provided in specific notes for certain questions. The balance of the information, where applicable, must be provided as soon as reasonably practicable by the entity.
Part 1 – Entity and announcement details

Question no	Question	Answer
1.1	*Name of entity We (the entity named above) provide the following information about our buy-back	NEWS CORPORATION
1.2
*Registration type and number
Please supply your ABN, ARSN, ARBN, ACN or another registration type and number (if you supply another registration type, please specify both the type of registration and the registration number).
ARBN 163882933
1.3	*ASX issuer code	NWS
1.4	*The announcement is Select whichever is applicable.
☐ New announcement
☒ Update/amendment to previous announcement
☐ Cancellation of previous announcement
☒ Daily buy-back notification
Not applicable for selective buy-backs
(complete Part 4)
☐ Final buy-back notification
(complete Part 5)

1.4b	*Reason for update Answer this question if your response to Q 1.4 is “Update/amendment to previous announcement”.	Update to 3A.1
1.4c	*Date of initial notification of buy-back Answer this question if your response to Q 1.4 is “Update/amendment to previous announcement” or “Cancellation of previous announcement”.	15/07/2025
1.4d	*Date of previous announcement to this update Answer this question if your response to Q 1.4 is “Update/amendment to previous announcement”.	07/08/2026
1.5	*Date of this announcement	10/08/2026
1.6
*Class of +securities the subject of the buy-back:
Note: only one type of buy-back for one class of security can be advised in this notification. If a buy-back extends to more than one class of security, a separate notification is required for each class.
ASX Security Code: NWSAA Security Description: COMMON STOCK CLASS A

+ See chapter 19 for defined terms
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Appendix 3C Notification of buy-back
Part 2 –Type of buy-back

Question No.	Question	Answer
2.1
*The type of buy-back is
Note this form is not required for minimum holding buy-backs (i.e. buy-backs of unmarketable parcels). The only notification required to ASX for a minimum holding buy-back is the lodgement of an Appendix 3H within 5 business days of the completion of the minimum holding buy-back notifying ASX of the cancellation of the securities bought back in accordance with listing rule 3.8A.

☐ Employee share scheme buy-back
☐ On-market buy-back
☐ Equal access scheme buy-back
☐ Selective buy-back
☒ Other buy-back
Select one item.
Note: “Other buy-back” does not include a minimum holding buy-back. The section “Other buy-back” will generally only be applicable to an entity established outside Australia.

2.2	Please describe the type of buy-back Answer this question if your response to Q 2.1 is “Other buy-back”.	Repurchase program for up to an aggregate of US$1 billion of the Company’s Nasdaq-listed Class A common stock and Class B common stock authorized as of July 15, 2025 (the “2025 Repurchase Program”). Subject to market conditions and the market price of the Company’s stock, as well as other factors, the Company intends to repurchase, from time to time, in the open market or otherwise, a combination of the Company’s Class A common stock and Class B common stock. No ASX-listed CDIs will be repurchased in these programs.

Part 3 –Buy-back details
Part 3A – Details of +securities, price and reason

3A.1	*Total number of +securities on issue in the class of +securities to be bought back	359,515,895
3A.2	*Total number of +securities proposed to be bought back Answer this question if your response to Q 2.1 is “Employee share scheme buy-back, “Selective buy-back” or “Other buy-back”.	The Company may purchase up to an aggregate of US$1 billion of Class A common stock and Class B common stock under the 2025 Repurchase Program.
3A.4	*Does the entity intend to buy back a minimum number of +securities Answer this question if your response to Q 2.1 is “On-market buy-back”.	No
3A.5	*Does the entity intend to buy back a maximum number of securities? Answer this question if your response to Q 2.1 is “On-market buy-back”	Yes

+ See chapter 19 for defined terms
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Appendix 3C Notification of buy-back

3A.5a	*Maximum number of +securities proposed to be bought back Answer this question if your response to Q 2.1 is “On-market buy-back” and your response to Q 3A.5 is “Yes”.	The Company may purchase up to an aggregate of US$1 billion of Class A common stock and Class B common stock under the 2025 Repurchase Program.
3A.6	*Name of broker or brokers who will offer to buy back +securities on the entity’s behalf Answer this question if your response to Q 2.1 is “On-market buy-back”.	Goldman Sachs & Co. LLC
3A.9	*Are the +securities being bought back for a cash consideration? Note: if the securities are being bought back for nil cash consideration, answer this question “No”.	Yes
3A.9a	*Is the price to be paid for +securities bought back known? Answer this question if your response to Q 3A.9 is “Yes”.	No
3A.9a(i)	*In what currency will the buy-back consideration be paid? Answer this question if your response to Q 3A.9 is “Yes”. Note: all prices below are to be expressed in this currency.	USD – US Dollar
3A.12	*Reason for buy-back Answer this question if your response to Q 2.1 is “Other buy-back”.	To enhance shareholder value

Part 3B – Buy-back restrictions and conditions

3B.1	*Does the buy-back require security holder approval? Disregard any security holder approval that has already been obtained.	No
3B.2	*Are there any restrictions on foreign participation in the buy-back Answer this question if your response to Q 2.1 is “Equal access scheme buy-back”, “Selective buy-back” or “Other buy-back”.	No
3B.3
*Are there any other conditions that need to be satisfied before the buy-back offer becomes unconditional
Answer this question if your response to Q 2.1 is “Employee share scheme buy-back, “Equal access scheme buy-back”, “Selective buy-back” or “Other buy-back”
No

Part 3C - Key dates

Employee Share Scheme, Selective and Other Buy-Backs Answer the questions in this part if your response to Q 2.1 is “Employee share scheme buy-back”, “Selective buy-back” or “Other buy-back”
3C.1	*Anticipated date buy-back will occur	22/9/2021

Part 3D – Other information

3D.1	Any other information the entity wishes to notify to ASX about the buy-back

+ See chapter 19 for defined terms
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Appendix 3C Notification of buy-back

Part 4 – Daily buy-back notification
Answer the questions in this part if your response to Q 2.1 is “Employee share scheme buy-back”, “On-market buy-back”, “Equal access share scheme buy-back” or “Other buy-back”) and you are giving a daily buy-back notification under listing rule 3.8A.
A daily buy-back notification must be submitted for these types of buy-backs at least half an hour before the commencement of trading on the business day after any day on which securities are bought back (per listing rule 3.8A).

4.1	*Date of this notification		10/08/2026
4.2	*Previous day on which +securities were bought back		07/08/2026
		Before previous day	On previous day
4.3	*Total number of +securities bought back, or in relation to which acceptances have been received	10,472,053	62,323
4.4	*Total consideration paid or payable for the +securities	US$267,221,275.30	US$1,791,960.75
4.5	*Highest price paid Answer these questions if your response to Q 2.1 is “On-market buy-back”.	US$30.79 *Date highest price was paid: 06/08/2026	US$29.39
4.6	*Lowest price paid Answer these questions if your response to Q 2.1 is “On-market buy-back”.	US$22.20 *Date lowest price was paid: 09/02/2026	US$28.39
4.8
*If the entity has disclosed an intention to buy back a maximum number of +securities, the remaining number of +securities to be bought back as at the end of the previous day
Note: ASX has calculated this number for you based on previous notifications. If it is not correct, please amend it to the correct number and consider whether any updates need to be made to previous notifications.

The company is authorized to acquire up to an aggregate of US$1 billion of the Company’s Nasdaq-listed Class A common stock and Class B common stock under the 2025 Repurchase Program. To date, the company has purchased approximately US$412,661,424 worth of Class A and Class B shares (based on total consideration paid) under the 2025 Repurchase Program.

Introduced 05/06/21

+ See chapter 19 for defined terms
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